Marrone Bio Innovations, Inc. Announces Stockholder Approval of

Private Placement and Debt Refinance Transactions

Appoints Two New Board Members; Bob Woods as Chairman and Yogesh Mago

Transactions Expected to Close in Early February

DAVIS, Calif., February 1, 2018 - Marrone Bio Innovations, Inc. (“MBI” or the “Company”) (NASDAQ: MBII), a leading provider of bio-based pest management and plant health products for the agriculture, turf and ornamental and water treatment markets, today announced that at MBI’s 2017 Annual Meeting of Stockholders held on January 31, 2018, a significant majority of MBI’s voting stockholders approved matters related to the private placement and debt refinancing transactions previously announced in December 2017. These approvals satisfied certain of the conditions to closing of the transactions, which is expected to occur in early February, subject to other customary closing conditions.

MBI also announced the appointment of Bob Woods as Chairman of the board of directors and Yogesh Mago as a director, each effective upon the closing of the transactions. Mr. Woods and Mr. Mago were designated for appointment to the Company’s board of directors as Class I directors by Ospraie Ag Science LLC in accordance with the securities purchase agreement with respect to the private placement transaction, and their terms of office will expire at the Company’s 2020 Annual Meeting of Stockholders.

In addition, Tim Fogarty has tendered his resignation as Chairman of the board of directors, effectively immediately after the closing of the transactions. “We are truly honored by Mr. Fogarty’s longstanding service with the company and as our Chairman. His experience and guidance have been instrumental, especially during in the past several months as he oversaw our company through these transformative transactions,” said Dr. Pam Marrone, CEO and Founder of MBI.

Mr. Woods has more than fifty years of experience in agribusiness and agriculture products. Since 2012, he has served as Chairman and CEO of Targeted Growth Inc., a biotechnology firm with leading edge gene technologies that significantly improve yield in agronomic crops. Prior to that, he served as CEO of Athena Biotechnologies, Inc., Chairman of Syngenta Corporation, Group President for Zeneca Ag Products, and CEO of Garst Seed Company. Mr. Woods has a bachelor’s degree in Agriculture and Horticulture from the University of Manitoba in Winnipeg, Manitoba.

Mr. Mago, a Consultant for Ospraie Management LLC, has over a decade of experience in fundamental, bottom-up investing across a variety of industries globally, including agriculture, travel, consumer, transportation, industrials and real estate. Previously, Mr. Mago worked as a Senior Investment Analyst at hedge funds Ospraie Management LLC and Merchants’ Gate Capital LP. He is also the portfolio manager, founder and Managing Partner of Eunonia Management LLC and Eunoia Investment Fund LP, a value-oriented investment company, and the Co-Founder of Operation Water, a nonprofit organization that aims to deliver sustainable access to clean water in impoverished countries through the development of scalable infrastructure projects. Mr. Mago has a bachelor’s degree in Finance and International Business from New York University.

“I’m honored to join the Board of Directors and look forward to assisting the Board, Pam and the senior management team in executing upon the Company’s business strategy,” said Mr. Woods. “Biologicals are an appealing emerging technology that produces higher yields while managing pests in a sustainable way, and MBI is at the forefront of the industry. I’m looking forward to helping the Company continue to lead the way as thought leaders within the space.”

“I am pleased to serve on MBI’s board, as I believe the company’s products represent an exciting component of our present and future food production system,” said Mr. Mago. “I look forward to contributing my insights wherever possible and leveraging my experience to assist MBI on its path to success.”

“These appointees have a broad understanding of agribusiness,” said Dr. Pam Marrone. “We’re thrilled to have an executive with Mr. Woods’ deep experience lead our Board and look forward to leveraging Mr. Mago’s background in global agricultural investments. I truly appreciate the time and the expertise that they have agreed to provide as we continue to focus on growing the company.”

By having the 2017 Annual Meeting of Stockholders, MBI also regained compliance with applicable listing standards of the Nasdaq Capital Market.

National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc. (NASDAQ: NHLD), acted as exclusive placement agent and financial adviser to MBI in connection with the private placement and debt refinancing transactions.

About Marrone Bio Innovations

BIO WITH BITE.

Marrone Bio Innovations, Inc. (NASDAQ: MBII) strives to lead the movement to a more sustainable world through the discovery, development and promotion of biological products for pest management and plant health. MBI’s effective and environmentally responsible pest management solutions help customers operate more sustainably while uniquely improving plant health and increasing crop yields. MBI’s currently available commercial products are Regalia®, Grandevo®, Venerate®, Majestene®, Haven® StargusTM, AmplitudeTM, ZeltoTM and Zequanox®. MBI also distributes Bio-tam 2.0® for Isagro USA and Jet-Ag® for Jet Harvest in most regions of the U.S.

Marrone Bio Innovations is dedicated to pioneering smart biopesticide solutions that support a better tomorrow for both farmers, turf managers and consumers around the globe. For more information, please visit www.marronebio.com.

Forward Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding strategy, future operations and plans, including assumptions underlying such statements, are forward-looking statements, and should not be relied upon as representing the Company’s views as of any subsequent date. Examples of such statements include statements regarding the timing and potential completion of the proposed transactions and related changes to the Company’s board structure, the Company’s execution of its business strategy, and the potential benefits of the Company’s products. Such forward-looking statements are based on information available to the Company as of the date of this release and involve a number of risks and uncertainties, some beyond the Company’s control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including failure to satisfy any closing conditions of the transactions, the effects of industry, economic or political conditions outside of our control, the failure to appropriately apply the proceeds from the proposed transactions or to realize the benefits of the reduction in our debt, or delay in realization thereof, operating costs and business disruption following completion of the transactions, transaction- related costs, consumer, regulatory and other factors affecting demand for the Company’s products, any difficulty in marketing the Company’s products in global markets, competition in the market for pest management products, lack of understanding of bio-based pest management products by customers and growers, and adverse decisions by regulatory agencies and other relevant third parties. Additional information that could lead to material changes in the Company’s performance is contained in its filings with the SEC. The Company is under no obligation to, and expressly disclaims any responsibility to, update or alter forward-looking statements contained in this press release, whether as a result of new information, future events or otherwise.

Marrone Bio Innovations Contacts:

Pam Marrone, CEO and Founder

Telephone: +1 (530) 750-2800

Email: Info@marronebio.com

Investor Relations:

Greg Falesnik

Managing Director

MZ Group – MZ North America

Main: 949-385-6449

MBII@mzgroup.us

www.mzgroup.us